UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

Americold Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600

Atlanta, Georgia, 30328

(Address of principal executive offices and zip code)

(678) 441-1400

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COLD	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 — Other Events.

Universal Shelf

On March 17, 2023, Americold Realty Trust, Inc. (the “Company,” “we,” “us” or “our”) and Americold Realty Operating Partnership, L.P. (the “Operating Partnership”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (Registration Nos. 333-270664 and 333-270664-01) (the “New Registration Statement”) to replace their existing automatic shelf registration statement on Form S-3ASR (Nos. 333-237704 and 333-237704-01) filed with the SEC on April 16, 2020 (the “Prior Registration Statement”), which was scheduled to expire on April 16, 2023 pursuant to Rule 415(a)(5) under the Securities Act of 1933, as amended. The Prior Registration Statement was deemed terminated upon the effectiveness of the New Registration Statement on March 17, 2023.

ATM Program

In connection with the filing of the New Registration Statement, the Company and the Operating Partnership have entered into a new ATM Equity Offering Sales Agreement, a copy of which is attached hereto as Exhibit 1.1 (the “Distribution Agreement”), with BofA Securities, Inc., Robert W. Baird & Co. Incorporated, Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Jefferies LLC, JMP Securities LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Rabo Securities USA, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc. as sales agents, forward sellers (except in the case of JMP Securities LLC and Rabo Securities USA, Inc.) and/or principals (in any such capacity, each, an “Agent,” and collectively, the “Agents”), and the Forward Purchasers (as defined below) pursuant to which an aggregate gross sales price of up to $900,000,000 in shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), may be offered and sold from time to time through any of the Agents as our sales agents, or, if applicable, as forward sellers or to any of the Agents acting as principals. In connection with entering into the new Distribution Agreement, the Company and the Operating Partnership terminated their previously existing ATM Equity Offering Sales Agreement, dated May 10, 2021.

The sales, if any, of our Common Stock under the Distribution Agreement through any Agent, as our sales agent or as forward seller, may be made in negotiated transactions, which may include block trades, or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made in ordinary brokers’ transactions on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, or by any other method permitted by applicable law.

We also may sell shares of our Common Stock to each of the Agents, as principal for its own account, at a price to be agreed upon at the time of sale. If we sell shares of our Common Stock to any of the Agents, as principal, we will enter into a separate terms agreement with such Agent, and we will describe the terms agreement in a separate prospectus supplement or pricing supplement.

The Distribution Agreement contemplates that, in addition to the issuance and sale by us of shares of our Common Stock to or through the Agents as principals or our sales agents, we may enter into separate forward sale agreements with any of BofA Securities, Inc., Robert W. Baird & Co. Incorporated, Citibank, N.A., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc. and Truist Securities, Inc., or their respective affiliates (the “Forward Purchasers”). If we enter into a forward sale agreement with any Forward Purchaser, we expect that such Forward Purchaser or its affiliate will borrow from third parties and, through the relevant Agent, sell a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular forward sale agreement, in accordance with the mutually accepted instructions related to such forward sale agreement.

We will not receive any proceeds from any sale of borrowed shares of our Common Stock through an Agent, as forward seller. We expect to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by us on or prior to the maturity date of that particular forward sale agreement, in which case we expect to receive aggregate net cash proceeds at settlement equal to the number of shares of Common Stock underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, we may also elect to cash settle or net share settle a particular forward sale agreement, in which case we may not receive any proceeds from the issuance of Common Stock, and we will instead receive or pay cash (in the case of cash settlement) or receive or deliver our Common Stock (in the case of net share settlement).

Each of our Agents will generally receive from us a commission that will not exceed, but may be lower than, 2% of the gross sales price of all shares of Common Stock sold through it as our agent under the Distribution Agreement. In connection with each forward sale agreement, we will pay the relevant Agent, as forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 2% of the gross sales price of all borrowed shares of Common Stock sold through it as forward seller. In addition, we may agree with any Agent to sell shares of our Common Stock other than through ordinary brokers’ transactions using sales efforts and methods that may constitute “distributions” within the meaning of Rule 100 of Regulation M under the Securities Exchange Act of 1934, as amended, and for which we may agree to pay such Agent a commission that may exceed 2% of the gross sales price of shares of our Common Stock sold through such Agent.

The Common Stock will be issued pursuant to the Registration Statement, which became effective upon filing with the United States Securities and Exchange Commission on March 17, 2023, and prospectus supplement, dated March 17, 2023, as the same may be amended or supplemented.

The description of the Distribution Agreement (including the form of forward sale agreement) contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the copy of the Distribution Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.1	ATM Equity Offering Sales Agreement, dated March 17, 2023, among the Company, the Operating Partnership, the Agents and the Forward Purchasers

5.1	Opinion of Venable LLP

23.1	Consent of Venable LLP (included as part of Exhibit 5.1)

99.1	Form of Forward Sale Agreement (included as part of Exhibit 1.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2023

AMERICOLD REALTY TRUST, INC.

By:	/s/ Marc Smernoff
Name: Marc Smernoff
Title: Chief Financial Officer and Executive Vice President